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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 2, 2005

                              SYMMETRY MEDICAL INC.
             (Exact name of Registrant as specified in its charter)

           Delaware                     001-32374               35-1996126
(State or other jurisdiction    (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)

                  220 West Market Street, Warsaw, Indiana 46580
          (Address of Principal executive offices, including Zip Code)

                                 (574) 268-2252
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS

   Item 2.02  Results of Operations and Financial Condition
   Item 9.01  Financial Statements and Exhibits

SIGNATURES

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On November 2, 2005, the Company issued a press release announcing its financial results for its third fiscal quarter of 2005. A copy of the press release is being furnished as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

          99.1 Press Release issued by Symmetry Medical Inc., dated November 2, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SYMMETRY MEDICAL INC.


                                           /s/ Fred Hite
                                           -------------------------------------
Date: November 2, 2005              Name:  Fred Hite
                                    Title: Senior Vice President,
                                           Chief Financial Officer and Secretary

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                                  EXHIBIT INDEX

Exhibit No.      Description
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99.1             Press Release issued by Symmetry Medical Inc. dated
                 November 2, 2005.